UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51072

Oregon	93-0856709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9100 S.W. Gemini Drive Beaverton, Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 601-1000

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 8, 2012, Cascade Microtech, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2011, and its expectations as to the Company’s financial results for the quarter ending March 31, 2012. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. The press release issued February 8, 2012 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Press Release issued by Cascade Microtech, Inc. dated February 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2012	CASCADE MICROTECH, INC. (Registrant)

	By:	/s/ JEFF KILLIAN
Jeff Killian
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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